                                                                   EXHIBIT 10.15

                           ELITRA PHARMACEUTICALS INC.

                           SECOND AMENDED AND RESTATED
                                VOTING AGREEMENT

     THIS SECOND AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement") is made and entered into this 18th day of August, 2000 by and among ELITRA PHARMACEUTICALS INC., a Delaware corporation (the "Company"), those certain holders of the Company's Common Stock listed on Exhibit A hereto (the "Key Stockholders") and the persons and entities listed on Exhibit B hereto (the "Investors").

                                   WITNESSETH:

     WHEREAS, certain of the Investors hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") and shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"), and possess certain voting rights pursuant to an existing Amended and Restated Voting Agreement dated as of June 9, 1999 by and among the Company, the Key Stockholders and such Investors (the "Prior Voting Agreement");

     WHEREAS, the undersigned Investors who hold Series A Preferred Stock and Series B Preferred Stock hold a majority in interest of the aggregate of the Series A Preferred Stock and the Series B Preferred Stock held by the Investors, and such Investors, the Company and such Key Stockholders desire to amend and restate the Prior Voting Agreement to add the holders of the Company's Series E Preferred Stock (the "Series E Preferred Stock") as parties thereto;

     WHEREAS, the Key Stockholders are the beneficial owners of an aggregate of two million five hundred seventy thousand (2,570,000) shares of the Common Stock of the Company;

     WHEREAS, the Company proposes to sell shares of Series E Preferred Stock and warrants to purchase shares of Series E Preferred Stock to certain of the Investors pursuant to the Series E Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing"); and

     WHEREAS, in connection with the consummation of the Financing, the Company, the Key Stockholders and the Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   VOTING.

     1.1  COMMON SHARES; INVESTOR SHARES.

          (a) The Key Stockholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each

                                       1.

of the Key Stockholders after the date hereof) (hereinafter collectively referred to as the "Common Shares") subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

          (b) The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including but not limited to all shares of Common Stock issued upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series E Preferred Stock (including shares of Series E Preferred Stock issued upon exercise of warrants issued in the Financing)) registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

     1.2 ELECTION OF DIRECTORS. On all matters relating to the election of directors of the Company, the Key Stockholders and the Investors agree to vote all Common Shares and Investor Shares held by them (or the holders thereof shall consent pursuant to an action by written consent of the stockholders) so as to elect members of the Company's Board of Directors as follows:

          (a) Dr. Harry Hixson or such other person serving as Chief Executive Officer of the Company, or if there is no duly elected Chief Executive Officer, one (1) individual nominated by the holders of a majority in interest of the Common Shares;

          (b) Andrew E. Senyei, M.D., or such other person nominated by Enterprise Partners IV Associates, L.P. and Enterprise Partners IV, L.P. so long as they hold (combined) not less than one million (1,000,000) Investor Shares (as adjusted for stock splits, dividends and the like);

          (c) Wende S. Hutton, or such other person nominated by Mayfield Associates VI and Mayfield VIII so long as they hold (combined) not less than one million (1,000,000) Investor Shares (as adjusted for stock splits, dividends and the like);

          (d) Charles Hsu, or such other person nominated by Walden SBIC, L.P., WIG-Global Ventures Ptr. Ltd., International Ventures Capital Investment Corp., Pacven Walden Ventures IV, L.P. and Pacven Walden Ventures IV so long as they hold (combined) not less than three million (3,000,000) Investor Shares (as adjusted for stock splits, dividends and the like); and

          (e) Arnold Oronsky, or such other person nominated by InterWest Partners VI, L.P. and InterWest Investors VI, L.P. so long as they hold (combined) not less than three million (3,000,000) Investor Shares (as adjusted for stock splits, dividends and the like);

          (f) All remaining nominees shall be mutually acceptable to both (i) a majority in interest of the holders of the Common Shares and (ii) a majority in interest of the holders of the Investor Shares.

Any vote taken to remove any director elected pursuant to this Section 1.2, or to fill any vacancy created by the resignation of a director elected pursuant to this Section 1.2, shall also be subject to the provisions of this Section 1.2.

                                       2.

     1.3  LEGEND.

          (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares and the Investor Shares the following restrictive legend (the "Legend"):

                    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

          (b) The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

     1.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares or Investor Shares. The Company shall not permit the transfer of any of the Common Shares or Investor Shares on its books or issue a new certificate representing any of the Common Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Stockholder or Investor, as applicable.

     1.5 OTHER RIGHTS. Except as provided by this Agreement, each Key Stockholder and Investor shall exercise the full rights of a stockholder with respect to the Common Shares and the Investor Shares, respectively.

2.   TERMINATION

     2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

          (a) the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended; or

          (b) at such time as the Investors hold less than an aggregate of 2,272,728 shares of Series A Preferred Stock, 10,666,666 shares of Series B Preferred Stock or 3,076,923

                                       3.

shares of Series E Preferred Stock (each as adjusted for subsequent stock splits, stock dividends, recapitalizations and the like); or

          (c) ten (10) years from the date of this Agreement; or

          (d) the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Stockholders.

3.   MISCELLANEOUS

     3.1 OWNERSHIP. Each Key Stockholder represents and warrants to the Investors that (a) he now owns the Common Shares, free and clear of liens or encumbrances (except as provided in the Founders Stock Purchase Agreement to which such Key Stockholder is a party), and, except for the Prior Voting Agreement, has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Key Stockholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Stockholder enforceable in accordance with its terms.

     3.2 FURTHER ACTION. If and whenever the Common Shares are sold, the Key Stockholders or the personal representative of the Key Stockholders shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

     3.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     3.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

     3.5 AMENDMENT OR WAIVER. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (i) the Company, (ii) Investors holding a majority in interest of the Investor Shares, and (iii) Key Stockholders holding a majority in interest of the Common Shares. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party. Notwithstanding the foregoing, the consent of a Key Stockholder to any amendment or waiver

                                       4.

which diminishes such Key Stockholders rights shall not be required if such person is no longer serving as an employee or director of, or consultant to, the Company.

     3.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     3.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     3.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's stockholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares or Investor Shares, as the case may be, for purposes of this Agreement.

     3.9 ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series E Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series E Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

     3.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

     3.11 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     3.12 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

     3.13 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein, including those set forth in the Prior Voting Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       5.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Voting Agreement as of the date first above written.

COMPANY:                                 INVESTORS:

ELITRA PHARMACEUTICALS INC.              ENTERPRISE PARTNERS IV, L.P.


/s/ HARRY F. HIXSON, JR.                 /s/ JAMES H. BERGLUND
----------------------------------       ---------------------------------------
By:  Dr. Harry F. Hixson, Jr.            By:  James H. Berglund
Title:  President                        Title:  General Partner


                                         ENTERPRISE PARTNERS IV ASSOCIATES, L.P.


                                         /s/ JAMES H. BERGLUND
                                         ---------------------------------------
                                         By:  James H. Berglund
                                            ------------------------------------
                                         Title:  General Partner
                                               ---------------------------------

                                         MAYFIELD ASSOCIATES FUND III,
                                          a California Limited Partnership

                                         By: MAYFIELD VIII MANAGEMENT, LLC.,
                                              a Delaware Limited Liability
                                              Company, its General Partner


                                         /s/ RUSSELL HIRSCH
                                         ---------------------------------------
                                         By:  Russell Hirsch
                                            ------------------------------------
                                         Title:  General Partner
                                               ---------------------------------

                                         MAYFIELD VIII, a California Limited
                                          Partnership

                                         By: MAYFIELD VIII MANAGEMENT, LLC.,
                                              a Delaware Limited Liability
                                              Company, its General Partner


                                         /s/ RUSSELL HIRSCH
                                         ---------------------------------------
                                         By:  Russell Hirsch
                                             -----------------------------------
                                         Title:  General Partner
                                               ---------------------------------
                                       6.

                                       WALDEN-SBIC, L.P.

                                       /s/ ARTHUR S. BERLINER
                                       -----------------------------------------
                                       By:  Arthur S. Berliner
                                          --------------------------------------
                                       Title:  General Partner
                                              ----------------------------------


                                       WIG-GLOBAL VENTURES PTE. LTD.

                                       /s/ LIP-BU TAN
                                       -----------------------------------------
                                       By:  Lip-Bu Tan
                                          --------------------------------------
                                       Title:  Director
                                             -----------------------------------

                                       INTERNATIONAL VENTURES CAPITAL INVESTMENT
                                        CORP.

                                       /s/ LIP-BU TAN
                                       -----------------------------------------
                                       By:  Lip-Bu Tan
                                          --------------------------------------
                                       Title:  President
                                             -----------------------------------


                                       PACVEN WALDEN VENTURES IV, L.P.

                                       /s/ LIP-BU TAN
                                       -----------------------------------------
                                       By:  Lip-Bu Tan
                                          --------------------------------------
                                       Title:  Director of Pacven Walden
                                                Management Co., Ltd.
                                                as General Partner of Pacven
                                                Walden Management, II, L.P.
                                                as General Partner of Pacven
                                                Walden Ventures IV, L.P.


                                       PACVEN WALDEN VENTURES IV ASSOCIATES
                                        FUND, L.P.

                                       /s/ LIP-BU TAN
                                       -----------------------------------------
                                       By:  Lip-Bu Tan
                                          --------------------------------------
                                       Title:  Director of Pacven Walden
                                                Management Co., Ltd.
                                                as General Partner of Pacven
                                                Walden Management, II, L.P.
                                                as General Partner of Pacven
                                                Walden Ventures IV Associates
                                                Fund, L.P.


                                       INTERWEST PARTNERS VI, L.P.

                                       By: InterWest Management Partners VI, LLC
                                       Its: General Partner

                                       /s/ ARNOLD ORONSKI
                                       -----------------------------------------
                                       By:  Arnold Oronski
                                          --------------------------------------
                                       Title:   Managing Director
                                             -----------------------------------

                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                       INTERWEST INVESTORS VI, L.P.
                                       By: InterWest Management Partners VI, LLC
                                       Its: General Partner

                                       /s/ ARNOLD ORONSKI
                                       -----------------------------------------
                                       By: Arnold Oronski
                                          --------------------------------------
                                       Title:   Managing Director
                                              ----------------------------------


                                       GENECHEM TECHNOLOGIES VENTURE FUND, L.P.

                                       /s/ LOUIS LACASSE
                                       -----------------------------------------
                                       By:  Louis Lacasse
                                          --------------------------------------
                                       Title:  President
                                              ----------------------------------


                                       KOFFLER FAMILY, LIMITED PARTNERSHIP

                                       /s/ RICHARD J. BORNSTEIN
                                       -----------------------------------------
                                       By:  Richard J. Bornstein
                                          --------------------------------------
                                       Title:  Manager of G.P.
                                              ----------------------------------


                                       INCYTE GENOMICS, INC.

                                       /s/ ROY A. WHITFIELD
                                       -----------------------------------------
                                       By:  Roy A. Whitfield
                                          --------------------------------------
                                       Title:  Chief Executive Officer
                                              ----------------------------------


                                       /s/ RICHARD J. BORNSTEIN
                                       -----------------------------------------
                                       RICHARD J. BORNSTEIN


                                       /s/ TERRI CHERNICK
                                       -----------------------------------------
                                       TERRI CHERNICK


                                       /s/ DR. HARRY HIXSON
                                       -----------------------------------------
                                       DR. HARRY HIXSON


                                       ALEXANDRIA REAL ESTATE EQUITIES, L.P.
                                       By:  ARE-QRS Corp., a Maryland
                                             corporation, general partner

                                       /s/ LAURIE A. ALLEN
                                       -----------------------------------------
                                       By:  Laurie A. Allen
                                          --------------------------------------
                                       Title:  Senior Vice President, Business
                                                Development and Legal Affairs


                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                        POLINSKY FAMILY TRUST

                                        /s/ ALEX POLINSKY
                                        ----------------------------------------
                                        By:  Alex Polinsky
                                        Title:  Trustee



                                        DAN VAPNEK LIVING TRUST

                                        /s/ DAN VAPNEK
                                        ----------------------------------------
                                        By:  Dan Vapnek, Trustee


                                        SCHNEIDER TRUST, UTD 1/30/99

                                        /s/ ELAINE B. SCHNEIDER
                                        ----------------------------------------
                                        /s/ JERRY A. SCHNEIDER
                                        ----------------------------------------
                                        By: Elaine B. Schneider and
                                             Jerry A. Schneider
                                           -------------------------------------
                                        Title:  Trustees
                                              ----------------------------------


                                        /s/ MAARTEN CHRISPEELS
                                        ----------------------------------------
                                        MAARTEN CHRISPEELS


                                        BROWN FAMILY TRUST

                                        /s/ MARVIN R. BROWN
                                        ----------------------------------------
                                        By:  Marvin R. Brown
                                           -------------------------------------
                                        Title:   Trustee
                                               ---------------------------------


                                        DENNIS A. MCCONNELL LIVING TRUST


                                        /s/ DENNIS A. McCONNELL
                                        ----------------------------------------
                                        By:  Dennis A. McConnell
                                           -------------------------------------
                                        Title:  Trustee
                                              ----------------------------------


                                        /s/ WILLIAM HUSIC
                                        ----------------------------------------
                                        WILLIAM HUSIC


                                        GOLDBERG FAMILY TRUST UTD 5/8/80


                                        /s/ FRANK M. GOLDBERG
                                        ----------------------------------------
                                        By:  Frank M. Goldberg
                                           -------------------------------------
                                        Title:  Trustee
                                              ----------------------------------

                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                        PATHO TRUST

                                        /s/ JAMES BECK
                                        ----------------------------------------
                                        By:  James Beck
                                           -------------------------------------
                                        Title:  Administrative Trustee
                                              ----------------------------------


                                        HUTTON LIVING TRUST

                                        /s/ WENDE S. HUTTON
                                        ----------------------------------------
                                        By:  Wende S. Hutton
                                           -------------------------------------
                                        Title:  Trustee
                                              ----------------------------------


                                        BEAR PAW CAPITAL LLC

                                        /s/ ANTHONY J. DELUCA
                                        ----------------------------------------
                                        By:  Anthony J. DeLuca
                                           -------------------------------------
                                        Title:  Manager
                                              ----------------------------------


                                        THE SEARS LIVING TRUST DTD 3/11/91

                                        /s/ LOWELL E. SEARS
                                        ----------------------------------------
                                        By:  Lowell E. Sears
                                           -------------------------------------
                                        Title:  Trustee
                                              ----------------------------------


                                        COMDISCO, INC.

                                        /s/ JILL C. HANSES
                                        ----------------------------------------
                                        By:  Jill C. Hanses
                                           -------------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------


                                        /s/ STELIOS PAPADOPOULOS
                                        ----------------------------------------
                                        STELIOS PAPADOPOULOS


                                        ----------------------------------------
                                        JUDITH W. ZYSKIND, PH.D.


                                        /s/ R. ALLYN FORSYTH, PH.D.
                                        ----------------------------------------
                                        R. ALLYN FORSYTH, PH.D.


                                        ----------------------------------------
                                        ROGER ALBERT FORSYTH, M.D.


                                        ----------------------------------------
                                        BLAIR LEE HIXSON


                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                        HARRY F. HIXSON III TRUST

                                        /s/ DENNIS McCONNELL
                                        ----------------------------------------
                                        By:  Dennis McConnell
                                           -------------------------------------
                                        Title:   Trustee
                                               ---------------------------------


                                        CLAIRE-MARIE THERESE HIXSON TRUST

                                        /s/ DENNIS McCONNELL
                                        ----------------------------------------
                                        By:  Dennis McConnell
                                           -------------------------------------
                                        Title:  Trustee
                                               ---------------------------------


                                        ----------------------------------------
                                        ASHLEY HIXSON VEST


                                        ----------------------------------------
                                        MARY HELEN RICHTER


                                        ----------------------------------------
                                        VIRGINIA ANN MCDONALD


                                        GC&H INVESTMENTS

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        VLG INVESTMENTS 1998

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        TECHAMP INTERNATIONAL, L.P.
                                        By:  AMP&A Management, LLC
                                        Its:  General Partner

                                        /s/ illegible signature
                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                      U.S. BANCORP PIPER JAFFRAY ECM FUND I, LLC

                                      /s/ JOHN R. JACOBS
                                      ------------------------------------------
                                      By:  John R. Jacobs
                                         ---------------------------------------
                                      Title:  Managing Director
                                            ------------------------------------


                                      YALTA INVESTMENTS, L.P.

                                      /s/ LEV LEYTES
                                      ------------------------------------------
                                      By:  Lev Leytes
                                         ---------------------------------------
                                      Title:  General Partner
                                            ------------------------------------


                                      COOPER HILL PARTNERS, LLC

                                      /s/ ILLEGIBLE SIGNATURE
                                      ------------------------------------------
                                      By:
                                         ---------------------------------------
                                      Title:  CEO
                                            ------------------------------------


                                      PACIFIC VENTURE GROUP II, L.P.
                                      By:  PVG EQUITY PARTNERS II, L.L.C.
                                      Its: General Partner

                                      /s/ RALPH SABIN
                                      ------------------------------------------
                                      By:  Ralph Sabin
                                         ---------------------------------------
                                      Title:  Managing Director
                                            ------------------------------------


                                      PVG ASSOCIATES II, L.P.
                                      By:  PVG EQUITY PARTNERS II, L.L.C.
                                      Its: General Partner

                                      /s/ RALPH SABIN
                                      ------------------------------------------
                                      By:  Ralph Sabin
                                         ---------------------------------------
                                      Title:  Managing Director
                                            ------------------------------------


                                      SENVEST INTERNATIONAL LLC

                                      /s/ RICHARD MASHAAL
                                      ------------------------------------------
                                      By:   Richard Mashaal
                                         ---------------------------------------
                                      Title:  General Partner
                                            ------------------------------------

                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                      SENVEST MASTER FUND L.P.

                                      /s/ RICHARD MASHAAL
                                      ------------------------------------------
                                      By:   Richard Mashaal
                                         ---------------------------------------
                                      Title:  General Partner
                                            ------------------------------------


                                      /s/ ROBERT MASHAAL
                                      ------------------------------------------
                                      ROBERT MASHAAL





                               SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

                                    EXHIBIT A

                            LIST OF KEY STOCKHOLDERS

Dr. Harry Hixson
Judith W. Zyskind, Ph.D.
R. Allyn Forsyth, Ph.D.
Roger Albert Forsyth, M.D.
Blair Lee Hixson
Harry F. Hixson III Trust
Claire-Marie Therese Hixson Trust
Ashley Hixson Vest
Mary Helen Richter
Virginia Ann McDonald

                                    EXHIBIT B

                                LIST OF INVESTORS

Enterprise Partners IV Associates, L.P.                                  PVG Associates II, L.P.
Enterprise Partners IV, L.P.                                             Polinsky Family Trust
Mayfield Associates Fund III                                             Goldberg Family Trust UTD 5/8/80
Mayfield VIII                                                            William Husic
U.S. Bancorp Piper Jaffray ECM Fund I, LLC                               TechAMP International, L.P.
Walden-SBIC, L.P.                                                        Senvest International LLC
WIG-Global Ventures Pte. Ltd.                                            Senvest Master Fund L.P.
International Ventures Capital Investment Corp.                          Robert Mashaal
Pacven Walden Ventures IV, L.P.
Pacven Walden Ventures IV Associates Fund, L.P.
InterWest Partners VI, L.P.
InterWest Investors VI, L.P.
Koffler Family, Limited Partnership
Richard J. Bornstein
Terri Chernick
Dr. Harry Hixson
VLG Investments 1998
GC&H Investments
Incyte Genomics, Inc.
Alexandria Real Estate Equities, L.P.
The Vapnek Living Trust
Schneider Trust, UTD 1/30/99
Maarten Chrispeels
The Brown Family Trust
Dennis A. McConnell Living Trust
Patho Trust
Hutton Living Trust
Bear Paw Capital LLC
The Sears Living Trust Dtd 3/11/91
Comdisco, Inc.
Stelios Papadopoulos
Cooper Hill Partners, LLC
Yalta Investments, L.P.
GeneChem Technologies Venture Fund, L.P.
Pacific Venture Group II, L.P.
